UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 5, 2006

Hecla Mining Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8491	82-0126240
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                On May 5, 2006, the Board of Directors (“Board”) of Hecla Mining Company (“Company”) approved the following under this Item 1.01:

Item 1.01    Entry into a Material Definitive Agreement

A.	Compensation of Executive Officers

                Upon recommendations made by the Compensation Committee, the Board of the Company approved an increase in base salary for each of the Company’s executive officers (in the case of Mr. Phillips S. Baker, Jr., the Company’s Chief Executive Officer, the independent members of the Board approved his salary increase), effective June 1, 2006, as follows:

Annual Salary
Phillips S. Baker, Jr., President & CEO	$346,700
Philip C. Wolf, V.P. – General Counsel	$207,000
Ronald W. Clayton, V.P. – N.A. Operations	$186,600
Lewis E. Walde, V.P. & CFO	$165,600
Michael H. Callahan, V.P. – Bus. Develop.	$170,800
Vicki Veltkamp (Larson), V.P. – Investor Relations	$132,600

B.	Restricted Share Units

                Upon recommendations made by the Compensation Committee, the Board also approved the grant of restricted share units to the executive officers (in the case of Mr. Baker, the independent members of the Board approved his grant) under the terms of the Company’s Key Employee Deferred Compensation Plan, as follows:

Award
Phillips S. Baker, Jr., President & CEO	27,000
Philip C. Wolf, Vice President & Gen. Counsel	10,000
Ronald W. Clayton, V.P. – N.A. Operations	10,000
Lewis E. Walde, V.P. & CFO	10,000
Michael H. Callahan, V.P. – Bus. Develop.	10,000
Vicki Veltkamp (Larson), V.P. – Investor Relations	10,000

                The restrictions on these units lapse on May 7, 2007. The grant of restricted stock units was made pursuant to the terms of the Key Employee Deferred Compensation Plan, a copy of which is incorporated by reference as Exhibit 10.1.

C.	Long-Term Performance Payment Plan

                On February 16, 2006, the Board approved goals for the Hecla Mining Company Executive Senior Management Long-Term Performance Payment Plan for the 2006 – 2008 plan period. The Board also approved the assignment of performance units for the 2006 – 2008 plan period to all executive officers (in the case of Mr. Baker, the independent members of the Board approved his award). Upon recommendations made by the Compensation Committee, the Board approved the following adjustments to previous awards of performance units for the 2006 – 2008 plan period as follows:

Adjusted Amount
Lewis E. Walde, V.P. & CFO	1,260
Michael H. Callahan, V.P. – Bus. Develop.	1,260
Vicki Veltkamp (Larson), V.P. – Inv. Rel.	910

                All other performance awards made on February 16, 2006, as reported in the Company’s Form 8-K, filed February 21, 2006, remain the same.

                The Long-Term Performance Payment Plan is set forth in the Company’s Quarterly Report on Form 10-Q/A, which is incorporated herein by reference as Exhibit 10.2.

D.	Compensation of Chairman

                The Board approved an additional cash retainer to be paid to Ted Crumley, Chairman of the Board in the amount of $20,000 per year, which is to be paid each quarter in the amount of $5,000 cash.

Item 3.03    Material Modification to Rights of Security Holders

                Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

A.	Departure of Directors

                As reported in the Company’s Current Report on Form 8-K, filed February 21, 2006, Messrs. Arthur Brown and John E. Clute did not stand for re-election to the Board at the Annual Shareholders Meeting held on May 5, 2006.

B.	Election of Directors

                On May 5, 2006, shareholders elected Mr. George R. Nethercutt, Jr. and Mr. John H. Bowles to the Board of Directors. The Board determined that Messrs. Nethercutt and Bowles qualify as independent directors under the requirements of the New York Stock Exchange listing standards. Mr. Nethercutt will serve on the Company’s Compensation Committee and Corporate Governance and Directors’ Nominating Committee. Mr. Bowles will serve on the Company’s Audit Committee and Technical Committee. Mr. Bowles’ term will not be effective until July 1, 2006, upon his retirement from PricewaterhouseCoopers.

C.	Appointment of Chairman

                On May 5, 2006, the Board of Directors appointed Mr. Ted Crumley to the position of Chairman of the Board. Mr. Crumley is the former Executive Vice President and Chief Financial Officer of OfficeMax Incorporated and has been a member of the Board since 1995.

D.	Appointment of Corporate Secretary

                Due to the retirement of Michael B. White as Corporate Secretary, on May 5, 2006, the Board appointed Mr. Philip C. Wolf to the position of Corporate Secretary. Mr. Wolf is also the Company’s Vice President and General Counsel.

Item 5.03    Amendments to Articles of Incorporation or By-laws

                On May 5, 2006, the shareholders of the Company approved an amendment to the Company’s Certificate of Incorporation. As a result of the approval of the amendment, the Company’s authorized common stock, $0.25 par value, will be increased from 200,000,000 to 400,000,000. The total number of shares of preferred stock will remain at 5,000,000, $0.25 par value. A copy of the full text of the amendment to Section 1 of Article IV of the Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

                Also, on May 5, 2006, as a result of only two directors being nominated and elected by shareholders, the Board determined to reduce the size of the Board from nine to eight.

Item 8.01    Other Events

                On May 5, 2006, the proposal for an Employee Stock Purchase Plan failed to gather enough shareholder votes for a quorum, so the proposal did not pass.

                On May 5, 2006, the Board declared a regular quarterly dividend of $0.875 per share on the outstanding Preferred B shares. The cash dividend is payable July 1, 2006, to shareholders of record on June 15, 2006.

                Also on May 5, 2006, the Board determined to allow the Company’s Shareholder Rights Plan to expire according to its terms.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits

3.1	Full text of the amendment to Section 1 of Article IV of the Certificate of Incorporation of Hecla Mining Company.

10.1	Hecla Mining Company Key Employee Deferred Compensation Plan, incorporated by reference herein to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on July 24, 2002 (File No. 333-96995). (1)

10.2	Hecla Mining Company Executive and Senior Management Long-Term Performance Payment Plan, incorporated by reference herein to Exhibit 10.7(b) to the Company’s Amendment No. 1 on Form 10-Q/A for the quarter ended June 30, 2003, filed on March 15, 2005. (1)

_________________
(1)	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ Philip C. Wolf
Name: Philip C. Wolf Title: Vice President and General Counsel

Dated: May 11, 2006

EXHIBIT INDEX

Exhibit No.	Title

3.1	Full text of the amendment to Section 1 of Article IV of the Certificate of Incorporation of Hecla Mining Company.